Exhibit 99.1

Media Contact:
pr@overstock.com

Investor Contact:
ir@overstock.com

Overstock.com Announces Key Dates and Provides Detailed Information Regarding its Digital Series A-1 Preferred Stock Dividend

SALT LAKE CITY - April 7, 2020 - Overstock.com, Inc. (NASDAQ:OSTK) is announcing key dates and releasing the following information for shareholders relating to the recently announced dividend of the Digital Voting Series A-1 Preferred Stock (“Series A-1”) (the “Dividend”), including how the Dividend will be distributed, and the process and mechanics of the Dividend for broker-dealers and other financial professionals.

“I am pleased to announce that the Overstock board has declared the Dividend and set the relevant record and payment dates. We are publishing the following detailed information, which I hope will be helpful to shareholders and other market participants,” said Overstock CEO Jonathan Johnson.

Timing
On February 13, 2020, the shareholders of Overstock approved amendments to the Company’s Certificate of Incorporation to facilitate the distribution of the Dividend. In light of the shareholder vote, on April 6, 2020 the Company’s Board of Directors set a record date for the Dividend of April 27, 2020 (the “Record Date”) and a payment date of May 19, 2020 (the “Payment Date”).

Dividend
We are registering the Dividend shares with the Securities and Exchange Commission (the “SEC”) so that the shares will be freely transferable by non-affiliates upon distribution. The Dividend will be payable at a ratio of 1:10, meaning that one share of Series A-1 will be issued for every ten shares of OSTK common stock, ten shares of Series A-1 or ten shares of Voting Series B Preferred Stock (“Series B”) held by all holders of such shares as of the Record Date. Cash will be paid in lieu of issuing any fractional shares based on the average of the last sales prices for the Series A-1 as reported on the alternative trading system (“ATS”) operated by tZERO ATS, LLC (the “tZERO ATS”) for the five days on which the Series A-1 trades regular way on the tZERO ATS immediately preceding the Payment Date for the Dividend. The calculation to determine the amount of cash to be received in lieu of fractional shares will be made by evaluating the shares held in each category of eligible security separately and by each account separately. For example, if a shareholder owns 9 shares of OSTK common stock, 9 shares of Series A-1, and 9 shares of Series B on the Record Date, such shareholder would receive cash in lieu of 0.9 fractional Series A-1 Dividend shares in respect to each of such position in OSTK common stock, Series A-1 and Series B.

The previously issued and outstanding Series A-1 is currently trading under the ticker symbol “OSTKO” on the tZERO ATS, among investors with a brokerage account at Dinosaur Financial Group, LLC (“Dinosaur”). The closing price of the Series A-1 on April 6, 2020 was $10.00.

Record Date: April 27, 2020
Holders of record:
Common Stock: CUSIP 690370101
Voting Series B Preferred Stock: CUSIP 690370309
Digital Voting Series A-1 Preferred Stock: CUSIP 690370507
Entitled holders will receive Dividend shares on a 1:10 basis
Payment Date: May 19, 2020
Digital Voting Series A-1 Preferred Stock: CUSIP 690370507
Transfer Agent: Computershare
Ex-Date: Will be set by NASDAQ once DTC eligibility is confirmed.

Series A-1 Description
The Series A-1 is referred to as a “digitally enhanced security.” The Series A-1 is an uncertificated security reflected on the records of Computershare Trust Company, N.A. (“Computershare”), the transfer agent for the Series A-1. The term “digitally enhanced” references the blockchain technology elements that are intended to enhance investor experience through added transparency to conventional uncertificated securities. Computershare, the transfer agent for the security, will maintain a pseudonymized “courtesy carbon copy” on a publicly-available distributed ledger of certain records of the Series A-1 that it maintains.

Computershare will maintain this courtesy carbon copy as a convenience and with no controlling effect. Computershare’s conventional records, and not the blockchain records, will govern the record ownership for the Series A-1 in all circumstances. The distributed ledger will only be updated to reflect changes that are first made to Computershare’s official books and records.

Custody and Control
We expect that the Dividend shares will be eligible for depository and book-entry services at The Depository Trust Company (“DTC”) and the DTC Fast Automated Securities Transfer Program (FAST) program. This discussion in this press release assumes DTC eligibility.

Shareholders Holding Overstock Securities Through DTC
With respect to shareholders that hold directly or indirectly through DTC, on the Payment Date Computershare, in its capacity as transfer agent, will register Cede & Co., nominee of DTC (“Cede”), as the holder of record of Series A-1 shares, at a ratio of 1:10 of each beneficial owner’s holdings of the OSTK common stock, Series A-1 and Series B, respectively. It is the Company’s understanding that DTC will credit the accounts of its participants (“Participants” or “DTC Participants”) with the Series A-1 shares and these Participants will in turn credit the relevant accounts of its customers that hold OSTK common stock, Series A-1 and Series B on the books of the Participant. Neither Overstock nor Computershare is responsible for the recording of the Series A-1 by DTC to its Participants or by any Participant in DTC to the underlying beneficial owners.

Shareholders Holding Overstock Securities Other Than Through DTC
For individuals that hold Overstock securities other than through DTC, on the Payment Date, Computershare, in its capacity as transfer agent, will record the Dividend of each record holder on its books and records. To the extent that there are shareholders holding Overstock securities through broker-dealers, banks or other custodians that are not, directly or indirectly, DTC Participants, these broker-dealers, banks and other custodians will receive book-entry statements from Computershare reflecting the Dividend and the applicable broker-dealer, bank or other custodian will in turn credit the Dividend to the relevant client account holding OSTK common stock, Series A-1 or Series B.

Sales of Series A-1

tZERO ATS

The tZERO ATS, which is operated by tZERO ATS, LLC, an SEC-registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”) and of the Securities Investor Protection Corporation (“SIPC”), is currently the only venue on which the Series A-1 can be traded. Series A-1 is already trading on the tZERO ATS with limited volume. Orders may be entered on the tZERO ATS by an ATS-executing broker-dealer, i.e., a subscriber to the tZERO ATS that executes transactions in the Series A-1, or by a broker-dealer that itself maintains an account with an ATS-executing broker-dealer on behalf of its customers. Orders submitted to the tZERO ATS are matched by the tZERO ATS’ order matching system in accordance with its trading rules for digitally enhanced securities. Electronic Transaction Clearing, Inc. (doing business as Apex PRO, “Apex”), an SEC-registered broker-dealer and member of FINRA and SIPC, clears all transactions effected on the tZERO ATS. Apex is also a DTC Participant.

Trading Series A-1

Holders who wish to sell shares of Series A-1 must open an account either with an ATS-executing broker-dealer, i.e., a subscriber to the tZERO ATS that executes transactions in the Series A-1, which currently is only Dinosaur, an SEC-registered broker-dealer and member of FINRA and SIPC, or with a broker-dealer that maintains an account with an ATS-executing broker-dealer. Apex clears and carries Dinosaur’s customer accounts. In other words, a broker-dealer may establish an account with Dinosaur, or another broker-dealer that subsequently becomes a subscriber to the tZERO ATS that executes transactions in the Series A-1, to trade the Series A-1 on the tZERO ATS.

If a holder of Series A-1 shares wants to establish an account with an ATS-executing broker-dealer, which currently is only Dinosaur, the holder must complete the onboarding process with the ATS-executing broker-dealer and transfer the shares from his or her brokerage or custodial account to his or her account with the ATS-executing broker-dealer or its carrying broker-dealer, if the ATS-executing broker-dealer is not a carrying broker-dealer. The ATS-executing broker dealer or carrying broker-dealer, as the case may be, will direct the DTC Participant that holds the shares on behalf of the holder to transfer the shares from the brokerage/custodial account of the holder to the relevant Dinosaur account carried by Apex. The direction will include holder’s name, account numbers for both the brokerage/custodial and Dinosaur accounts, and DTC Participant clearing numbers of the Participant and Apex, and will identify the security to be transferred and the number of shares to be transferred. The DTC Participant will submit an instruction to DTC to make a free delivery of the subject Series A-1 from the DTC account of the Participant to the DTC account of Apex.

Other Transfers

Computershare will not register peer-to-peer transfers of record ownership of the Series A-1, and the only way to effect a sale of the Series A-1 is through an order submitted to the tZERO ATS’ order matching system by an ATS-executing broker-dealer on behalf of its customer. Computershare is permitted to register a change of record ownership of the Series A-1 in limited circumstances that do not constitute “sales” for purposes of securities laws, such as (1) as a result of a Deposit/Withdrawal at Custodian (DWAC) deposit of shares by a DTC Participant, on its own behalf or on behalf of a holder, into its DTC account; (2) as a result of a DWAC withdrawal by a DTC Participant of shares from its DTC account; or (3) for a stockholder who is the record holder pursuant to a divorce decree, death or gift (and then only following compliance with Computershare’s procedures, including delivery of appropriate documentation). However, the Board is authorized to exclude additional transactions or classes of transactions from the requirement to make “sales” on the tZERO ATS.

Clearing and Settlement
Transactions effected on the tZERO ATS are cleared and settled on the second trading day after the trade date (i.e., T+2). If Apex carries the accounts of both the buyer and the seller, transactions will be cleared and settled through the normal operations of Apex on a book-entry basis on its books. Apex will debit the amount of Series A-1 sold from the seller’s account and credit that amount to the buyer’s account, and credit cash to the seller’s account in an amount equal to the sale price and debit a corresponding amount of cash from the buyer’s account.

We expect that in most other cases (i.e., transactions that involve at least one account not carried by Apex), the trade in the shares executed on the tZERO ATS will be submitted by Apex to National Securities Clearing Corporation (“NSCC”) for the Obligation Warehouse service in accordance with NSCC’s rules and procedures. Apex (or another counterpart) and the counterparty to the trade will be responsible for settling the trade by delivery versus payment at DTC.

Fees
tZERO ATS charges Dinosaur a 1% fee (the “Fee”) for both executed buy and sell orders to transact on tZERO ATS. Dinosaur currently charges its customers a discretionary fee to trade on the tZERO ATS, which as of April 6, 2020 was an amount equal to the Fee charged by the tZERO ATS to it for both buy and sell orders, with a minimum fee per transaction of $0.01.

tZERO ATS will not charge any fees to new ATS-executing broker-dealers that subscribe directly to the tZERO ATS in April or May of 2020 for the first six months from the date of subscription. After the expiration of the initial six-month subscription period, tZERO ATS will charge these ATS-subscribing broker-dealers the same Fee that it charges Dinosaur. Any new ATS-executing broker-dealer will have the discretion to charge its customers a fee for transacting on the tZERO ATS. Market makers will receive from tZERO ATS a rebate of 25 basis points if the transaction provides liquidity or pay to tZERO ATS a 75 basis point fee if the transaction reduces liquidity.

Neither Overstock nor Computershare will charge investors a fee to receive the Dividend or to transfer the Series A-1 shares into an ATS-executing brokerage account. If an investor in a beneficial holder capacity elects to re-register their Series A-1 shares directly with Overstock, on Computershare’s books and records, there will be a fee of $250 per broker-dealer and $25 per investor.

Series A-1 Price Information
tZERO ATS, LLC publishes real-time pricing data on its website. Pricing data includes current best bids and current best offers, last sale price, daily high and low trading prices, daily trading volume and previous opening and closing prices. On April 6, 2020 the closing price for Series A-1 was $10.00 per share.

OATS and ORF Reporting
The Series A-1 is an Order Audit Trail System (“OATS”) reportable security. It is also an OTC Reporting Facility (“ORF”) and Consolidated Audit Trail reportable security. tZERO ATS, LLC will comply with the FINRA reporting requirements for both OATS and ORF in respect of the Series A-1.

IRA and 401(k) Accounts
Currently, neither Dinosaur nor Apex is authorized to be a custodian for individual retirement accounts (“IRAs”) or 401(k) accounts. Authorized custodians are able to create an account with Dinosaur solely for execution purposes in order to sell Series A-1 shares.

Mutual Funds
Registered mutual funds should value the Dividend consistent with the Investment Company Act of 1940 and U.S. Generally Accepted Accounting Principles. We expect the impact of limited trading of the Series A-1 will be treated the same as any other illiquid security.

Accommodations
We do not plan to offer any accommodations to broker-dealers, and we will not alter the Dividend to distribute it in another form other than its present form.

Risk Factors
Please refer to the Risk Factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020. The Company will also file a prospectus supplement with the SEC prior to the Record Date that will include Risk Factors, which investors should refer to as well.

More Information
The Company has also published a list of frequently asked questions (FAQs) to supplement this press release, which is available at https://www.overstock.com/dividend. For questions regarding account setup with Dinosaur, please email the Dinosaur team directly at securitytokensupport@dinogroup.com. For questions regarding the tZERO ATS, contact info@tzeroats.com. For all other questions, please contact the Overstock Investor Relations team at ir@overstock.com.

Investor Notice
This press release does not constitute an offer to sell or a solicitation of an offer to buy the Series A-1 by Overstock and its subsidiaries and affiliates, or by Dinosaur, and no offer, solicitation or sale of the Series A-1 shall be made in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This press release is being issued pursuant to and in accordance with Rule 134 under the Securities Act of 1933, as amended. Offers, solicitations and sales of the Series A-1 will be made only by means of a prospectus supplement and the accompanying prospectus, forming a part of an effective registration statement.

Investors should note that trading the Series A-1 shares could involve substantial risks, including no guarantee of returns, costs associated with selling and purchasing, no assurance of liquidity which could impact the price and ability to sell, and possible loss of principal invested.

No Offer, Solicitation, Investment Advice or Recommendations
This press release is for informational purposes only and does not constitute an offer to sell, a solicitation to buy, or a recommendation for any security, nor does it constitute an offer to provide investment advisory or other services by Overstock or any of its affiliates, subsidiaries, officers, directors or employees, or by Dinosaur. No reference to any specific security constitutes a recommendation to buy, sell or hold that security or any other security. Nothing in this press release shall be considered a solicitation or offer to buy or sell any security, future, option or other financial instrument or to offer or provide any investment advice or service to any person in any jurisdiction. Nothing contained in this press release constitutes investment advice or offers any opinion with respect to the suitability of any security, and the views expressed in this press release should not be taken as advice to buy, sell or hold any security. In preparing the information contained in this press release, we have not taken into account the investment needs, objectives and financial circumstances of any particular investor. This information has no regard to the specific investment objectives, financial situation and particular needs of any specific recipient of this information and investments discussed may not be suitable for all investors. Any views expressed in this press release by us were prepared based upon the information available to us at the time such views were written. Changed or additional information could cause such views to change. All information is subject to possible correction. Information may quickly become unreliable for various reasons, including changes in market conditions or economic circumstances.

About Overstock.com
Overstock.com, Inc. Common Shares (NASDAQ:OSTK) / Digital Voting Series A-1 Preferred Stock (Medici Ventures’ tZERO platform:OSTKO) / Series B Preferred (OTCQX:OSTBP) is an online retailer and technology company based in Salt Lake City, Utah. Its leading e-commerce website sells a broad range of new home products at low prices, including furniture, decor, rugs, bedding, home improvement, and more. The online shopping site, which is visited by nearly 40 million customers a month, also features a marketplace providing customers access to millions of products from third-party sellers. Overstock was the first major retailer to accept cryptocurrency in 2014, and in the same year founded Medici Ventures, its wholly-owned subsidiary dedicated to the development and acceleration of blockchain technologies to democratize capital, eliminate middlemen, and re-humanize commerce. Overstock regularly posts information about the company and other related matters on the Newsroom and Investor Relations pages on its Website, Overstock.com.

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O®, Overstock.com®, O.com®, Club O®, Main Street Revolution®, and Worldstock® are registered trademarks and service marks of Overstock.com, Inc. Other service marks, trademarks and trade names which may be referred to herein are the property of their respective owners.

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include all statements other than statements of historical fact, including but not limited to the expected DTC-eligibility of the Series A-1, DTC procedures, establishment of an ex-dividend date by NASDAQ, the trading market for the Series A-1, actions anticipated to be taken by market participants in connection with the Dividend and the trading of the Series A-1, the ability of Dinosaur to handle new account openings and the trading capabilities of tZERO ATS. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020 and any subsequent filings with the SEC including the prospectus supplement to be filed with the SEC for the Series A-1.
SOURCE: Overstock.com, Inc.

About tZERO
tZERO Group, Inc. (“tZERO”) is an indirectly-held majority-owned subsidiary of Overstock.com, focusing on the development and commercialization of financial technology (FinTech) based on cryptographically-secured, decentralized ledgers - more commonly known as blockchain technologies. Since its inception, tZERO has pioneered the effort to bring greater efficiency and transparency to capital markets through the integration of blockchain technology. For more information on tZERO, please visit: https://www.tzero.com/.

tZERO is not a registered broker-dealer, funding portal, underwriter, investment bank, investment adviser or investment manager, and is not providing brokerage, investment banking or underwriting services, recommendations or investment advice to any person, and does not provide any brokerage services. tZERO takes no part in the negotiation or execution of secondary market transactions for the purchase or sale of securities and at no time has possession of investor funds or securities in connection with such transactions.

About tZERO ATS, LLC
tZERO ATS, LLC is an indirectly-held majority-owned subsidiary of Overstock.com, broker-dealer registered with the SEC and a member of FINRA and SIPC. More information about tZERO ATS, LLC may be found at www.finra.org.

About Dinosaur Financial Group, LLC
Dinosaur Financial Group, LLC (“Dinosaur”) is a broker-dealer registered with the SEC and a member of FINRA, SIPC, MSRB and NFA. Dinosaur is a full service, independent financial services firm headquartered in New York, New York with an office in Miami, Florida. It offers investment banking and sales and trading services across equity and debt products for its clients. Its affiliated entities offer global access through offices in London, United Kingdom, Milan, Italy and Madrid, Spain. Dinosaur is not affiliated with Overstock.com and nothing in this press release shall be construed as an offer by Dinosaur to sell, or an offer to buy, any security, including the Series A-1.

About Electronic Transaction Clearing, Inc., doing business as Apex Pro
Electronic Transaction Clearing, Inc. (“ETC”), doing business as Apex Pro, is a brokerage and clearing company offering sophisticated clearing, settlement and custody services to institutional and high-frequency traders, family offices and hedge funds.  ETC was acquired by PEAK6 in September 2019 and is now a fully integrated business unit of Apex Clearing Corporation, a PEAK6 company. ETC, doing business as Apex Pro, is a member of FINRA, SIPC and all major U.S. stock exchanges.